EATON VANCE HEXAVEST GLOBAL EQUITY FUND

Supplement to Summary Prospectus dated December 1, 2015

1. The following replaces “Fees and Expenses of the Fund”:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 24 of the Fund's Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	n/a
Other Expenses	0.38%	0.36%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	1.48%	1.21%
Expense Reimbursement(1)	(0.25)%	(0.23)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.23%	0.98%

(1)

The investment adviser and administrator and the sub-adviser have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.18% for Class A shares and 0.93% for Class I shares.  This expense reimbursement will continue through November 30, 2016.  Any amendment to or a termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the investment adviser and administrator and the sub-adviser during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$693	$993	$1,314	$2,222
Class I shares	$100	$361	$643	$1,446

2. Frédéric Imbeault has announced his intention to retire from Hexavest Inc. but he will continue to serve on the portfolio management team until on or about November 30, 2016.  On June 30, 2016, Étienne Durocher-Dumais will join the portfolio management team and, as of such date, the following replaces “Portfolio Managers” under “Management”:

Portfolio Managers

Vital Proulx, President and Chief Investment Officer at Hexavest, who has managed the Fund since its inception in August 2012;

Jean-René Adam, Co-Chief Investment Officer and Vice President at Hexavest, who has managed the Fund since its inception in August 2012;

Jean-Pierre Couture, Portfolio Manager at Hexavest, who has managed the Fund since its inception in August 2012;

Christian Crête, Portfolio Manager at Hexavest, who has managed the Fund since December 2014;

Marc Christopher Lavoie, Vice President and Portfolio Manager at Hexavest, who has managed the Fund since its inception in August 2012;

Frédéric Imbeault, Vice President and Portfolio Manager at Hexavest, who has managed the Fund since its inception in August 2012; and

Etienne Durocher-Dumais, Portfolio Manager at Hexavest, who has managed the Fund since June 2016.

April 8, 2016	21716 4.8.16